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                                                                    EXHIBIT 1(a)







                               H.J. HEINZ COMPANY








                                  COMMON STOCK

                               ($0.25 Par Value)








                          U.S. UNDERWRITING AGREEMENT





August __, 1995

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                          U.S. UNDERWRITING AGREEMENT


                                       August __, 1995


Dillon, Read & Co. Inc.
535 Madison Avenue
New York, New York  10022

Lazard Freres & Co. LLC
One Rockefeller Plaza
New York, New York  10020

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
225 Liberty Street
New York, New York  10080

     as representatives
     (the "U.S. Representatives")
     of the several underwriters
     listed on Schedule A hereto

Dear Ladies and Gentlemen:

          The Howard Heinz Endowment, Vira I. Heinz Endowment, Heinz Family Foundation, H. John Heinz III Revocable Trust No. 1, John Heinz III Descendants Trust (No. 1), H.J. Heinz II Family Trust and H.J. Heinz II Charitable and Family Trust (collectively, the "Selling Shareholders") severally propose to sell to the several underwriters named in Schedule A (the "Underwriters") an aggregate of 10,200,000 shares (the "Firm Shares") of Common Stock, par value $0.25 per share (the "Common Stock"), of H.J. Heinz Company, a Pennsylvania corporation (the "Company"). In addition, solely for the purpose of covering overallotments, if any, the Selling Shareholders severally propose to sell to the Underwriters, at the Underwriters' option, an aggregate of up to 1,912,500 additional shares of Common Stock (the "Additional Shares"). The Additional Shares and the Firm Shares are collectively referred to as the "Shares". The Shares are described in the Prospectus which is referred to below.

          It is understood and agreed to by all parties that the Company and the Selling Shareholders are concurrently entering into an underwriting agreement (the "International Underwriting Agreement") providing for the sale by the Selling Shareholders of an aggregate of 2,550,000 shares of Common Stock, (the "International Shares"), through certain

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underwriters outside the United States and Canada (the "International
Underwriters"), for whom Lazard Brothers & Co. Limited, Dillon Read & Co. Inc. and Merrill Lynch International Limited are acting as representatives (the "International Representatives"). Anything herein or therein to the contrary notwithstanding, the respective closings under this Agreement and the International Underwriting Agreement are hereby expressly made conditional on one another. The Underwriters hereunder and the International Underwriters are simultaneously entering into an Agreement Between U.S. and International Underwriters (the "Agreement Between U.S. and International Underwriters") which provides, among other things, for the transfer of shares of Common Stock between the two syndicates and for consultation by the International Representatives with the U.S. Representatives. Two forms of prospectus are to be used in connection with the offering and sale of shares of Common Stock contemplated by the foregoing, one relating to the Shares hereunder and the other relating to the International Shares. The latter form of prospectus will be identical to the former except for the outside front and back cover pages as included in the registration statement and amendments thereto. References herein to any prospectus, whether in preliminary or final form, and whether amended or supplemented, shall include both the international and U.S. versions thereof.

          The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3, including prospectuses relating to the Shares and the International Shares, which incorporates by reference documents that the Company has filed in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act"). The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses and all documents incorporated by reference therein (collectively, the "Preliminary Prospectus"). Except where the context otherwise requires, the registration statement as in effect at the time of execution of this Agreement or, if the registration statement is not yet effective, as amended when it becomes effective, including all documents filed as a part thereof or incorporated by reference therein, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) or Rule 434(c) under the Act and deemed to be part of the registration statement at the time of

                                       2
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effectiveness pursuant to Rule 430A under the Act and any "abbreviated term sheet" described in Rule 434(c) under the Act that is deemed to be a part of such registration statement pursuant to Rule 434(d) under the Act (a "Term Sheet"), is herein called the "Registration Statement", and the prospectus, including all documents incorporated therein by reference, any Term Sheet which, in addition to the related preliminary prospectus, constitutes a part thereof pursuant to Rule 434(a) under the Act and any prospectus required pursuant to Rule 434(c)(2) of the Act (the "Integrated Prospectus"), each in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act or, if none of such filings is required, in the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the "Prospectus". Any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

          The Selling Shareholders and the Underwriters agree as follows:

          1.   Sale and Purchase.  On the basis of the representations and
               -----------------
warranties and the other terms and conditions herein set forth, each of the Selling Shareholders, severally and not jointly, agrees to sell to the respective Underwriters the number of Firm Shares set forth opposite the name of such Selling Shareholder on Schedule B and each of the Underwriters, severally and not jointly, agrees to purchase from the Selling Shareholders the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A, at a purchase price of $__ per Share. You may release the Firm Shares for public sale promptly after this Agreement becomes effective. You may from time to time increase or decrease the public offering price after the initial offering to such extent as you may determine.

          In addition, on the basis of the representations and warranties and the other terms and conditions herein set forth, each of the Selling Shareholders, severally and not jointly, grants to the several Underwriters an option to purchase, and the Underwriters shall have the right to purchase, severally and not jointly, from the Selling Shareholders all or a portion of the Additional Shares set forth opposite the name of such Selling Shareholder on Schedule B as may be necessary to cover overallotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the several Underwriters to the Selling Shareholders for the Firm Shares. This option may be exercised at any time (but not

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more than once) on or before the thirtieth day following the date hereof, by written notice to the Selling Shareholders. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the "additional time of purchase"); provided, however, that the additional time of purchase shall not be earlier
--------  -------
than the time of purchase (as defined below) nor earlier than the second business day/1/ after the date on which the option shall have been exercised nor later than the eighth business day after the date on which the option shall have been exercised. The number of Additional Shares to be purchased by each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares). The number of Additional Shares to be sold by each Selling Shareholder shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Additional Shares set forth opposite the name of such Selling Shareholder on Schedule B bears to the total number of Additional Shares available for sale under the over-allotment option (subject, in each case, to such adjustment as you may determine to eliminate fractional shares).

          2.   Payment and Delivery.  Payment of the purchase price for the Firm
               --------------------
Shares shall be made to the Selling Shareholders by certified or official bank checks, in New York Clearing House funds, at the office of Dillon, Read & Co. Inc. in New York City, against delivery of the Firm Shares for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on August __, 1995 (unless another time shall be agreed to by you and the Selling Shareholders or unless postponed in accordance with the provisions of Section 10). The time at which such payment and delivery are actually made is called the "time of purchase". The Firm Shares shall be delivered in such names and in such denominations as you shall specify on the second business day preceding the time of purchase.

          Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in


-----------------------
     /1/As used herein, "business day" shall mean a day on which the New York Stock Exchange is open for trading.

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the same manner and at the same office as the payment for the Firm Shares.  The
Additional Shares shall be delivered in such names and in such denominations as you shall specify on the second business day preceding the additional time of purchase.

          3.   Representations and Warranties of the Company.  The Company
               ---------------------------------------------
represents and warrants to each of the Underwriters that:

               (a) Each Preliminary Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act and in each case used to offer to sell the Shares (as defined in the Act), complied when so filed in all material respects with the Act; when the Registration Statement becomes or became effective and at all times subsequent thereto up to the time of purchase and the additional time of purchase, the Registration Statement and the Prospectus, and any supplements or amendments thereto, complied and will comply in all material respects with the provisions of the Act; and the Registration Statement at all such times did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus at all such times did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or
                 --------  -------
     warranty with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning (i) the Underwriters that was furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use in the Registration Statement or the Prospectus and set forth in the section of the Registration Statement and the Prospectus entitled "Underwriting" or (ii) the Selling Shareholders that was furnished in writing by or on behalf of any Selling Shareholder to the Company expressly for use in the Registration Statement or the Prospectus and set forth in the section of the Registration Statement and the Prospectus entitled "Selling Shareholders"; the documents incorporated by reference in the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act.

               (b) All of the issued and outstanding shares of capital stock of the Company (including the Shares) have been duly authorized and validly issued and are fully paid and nonassessable; the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania with full power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus and to execute and deliver this Agreement.

               (c) Each of the Company and its subsidiaries listed in Annex I hereto (the "Material Subsidiaries") is duly qualified or licensed by, and is in good standing in, each jurisdiction where the nature of its business or the character of its properties makes such qualification necessary, except for such jurisdictions where the failure, individually or in the aggregate, to be so qualified or licensed would not be reasonably likely to have a material adverse effect on the Company and its subsidiaries taken as a whole; each of the Material Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with full power and authority to own its properties and conduct its business as described in the Registration Statement and Prospectus.

               (d) Neither the Company nor any of the Material Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time or both would constitute a breach of, or default under), its charter or bylaws, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, lease, mortgage, deed of trust, bank loan or credit agreement, supply agreement or other agreement or instrument to which the Company or any of the Material Subsidiaries is a party or by which any of them is bound, which breach or default would be reasonably likely to have a material adverse effect on the Company and its subsidiaries taken as a whole; and the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with, or result in any breach of, or constitute a default under (or constitute any event which with notice, lapse of time or both would constitute a breach

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     of, or default under), any provision of the charter or bylaws of the
     Company or any of the Material Subsidiaries or under any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement, supply agreement or other agreement or instrument to which the Company or any of the Material Subsidiaries is a party or by which any of them or their properties may be bound or affected that is material to the Company and its subsidiaries, as a whole, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Material Subsidiaries.

               (e) Except as set forth in Annex I, all of the outstanding shares of capital stock of, or other equity interests in, each of the Material Subsidiaries are owned by the Company free and clear of any pledge, lien, encumbrance, security interest, preemptive right or other claim and except for the Material Subsidiaries no other domestic subsidiary accounted for more than 2% of the consolidated net revenues of the Company and its consolidated subsidiaries as reported in the Company's Annual Report on Form 10-K for the year ended May 3, 1995 as filed with the Commission.

               (f) This Agreement has been duly authorized, executed and delivered by the Company.

               (g) The capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

               (h) No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required to be obtained by the Company in connection with the sale of the Shares as contemplated hereby, other than registration of the Shares under the Act and any necessary qualifications under the federal securities or "blue sky" laws of the various jurisdictions in which the Shares are being offered by the Underwriters.

               (i) Except as set forth in the Agreement for the Registration of Stock among the Company and the Selling Shareholders dated June 22, 1995 as amended by letter agreement dated August 2, 1995 (as amended, the "Agreement for the Registration of Stock") and pursuant to a Registration Rights Agreement dated as of May 2,

     1995 between the Company and AT&T Investment Management Corp., no person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any securities of the Company in consequence of the sale of the Shares to the Underwriters hereunder.

               (j) Coopers & Lybrand, L.L.P., whose report on the consolidated financial statements of the Company and its consolidated subsidiaries are incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants with respect to the Company as required by the Act and the applicable published rules and regulations thereunder.

               (k) Each of the Company and the Material Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents, licenses and approvals from other persons, in order to conduct its business, except where the absence thereof would not be reasonably likely to have a material adverse effect on the Company and its subsidiaries taken as a whole; neither the Company nor any of the Material Subsidiaries is in violation of, or in default under, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Material Subsidiaries the result of which would be reasonably likely to have a material adverse effect on the Company and its subsidiaries taken as a whole.

               (l) There is no action, suit or proceeding pending or threatened in writing against the Company or any of the Material Subsidiaries or any of their properties, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency that would be reasonably likely to result in a judgment, decree or order having a material adverse effect on the Company and its subsidiaries taken as a whole or that is required to be described in the Registration Statement or Prospectus and is not so described.

               (m) The Company and its Material Subsidiaries are in compliance with any and all applicable laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") except where such noncompliance with Environmental Laws would not singly or in the aggregate be reasonably likely to have a material adverse effect on the Company and its subsidiaries taken as a whole.

               (n) The Company has complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

               (o) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise stated in the Registration Statement or the Prospectus, there has not been (A) any material adverse change in the properties, assets, operations, business or financial condition of the Company and its subsidiaries taken as a whole, (B) any transaction, that is material to the Company and its subsidiaries taken as a whole, contemplated or entered into by the Company or any of its subsidiaries or (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of its subsidiaries that is material to the Company and its subsidiaries taken as a whole.

          4.   Representations and Warranties of the Selling Shareholders.  Each
               ----------------------------------------------------------
Selling Shareholder severally and not jointly represents and warrants to each Underwriter that:

               (a) Such Selling Shareholder is, and at the time of delivery of the Shares to be sold by such Selling Shareholder will be, the owner of the number of Shares to be sold by such Selling Shareholder pursuant to this Agreement and, at the time of delivery thereof, will have valid title to such Shares, and upon delivery of and payment for such Shares the Underwriters will acquire valid title to such Shares free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title.

               (b) Such Selling Shareholder has, and at the time of delivery of such Shares will have, full legal right, power and capacity, and any authorization or approval required by law to sell, assign, transfer and deliver such Shares in the manner provided in this Agreement.

               (c) The Irrevocable Instruction by such Selling Shareholder to Mellon Bank, N.A., (the

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     "Irrevocable Instruction") has been duly executed and delivered by such
     Selling Shareholder and is a legal, valid and binding instruction of such Selling Shareholder enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity, whether considered in a proceeding in equity or at law.

               (d) Such Selling Shareholder has duly and irrevocably authorized Mellon Bank, N.A., on behalf of such Selling Shareholder, to deliver the Shares to be sold by such Selling Shareholder immediately upon receipt of payment for the Shares pursuant hereto.

               (e) The sale of the Shares by such Selling Shareholder pursuant hereto is not prompted by any material adverse information concerning the Company; and all information furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement or the Prospectus, and any supplement or amendment thereto, is and will be when the Registration Statement became effective and at all times subsequent thereto up to the time of purchase and the additional time of purchase, true and correct and complete and at all such times did not and will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (f) The execution, delivery and performance of this Agreement and the Irrevocable Instruction and the consummation of the transactions contemplated hereby and thereby will not conflict with, or result in any breach of or constitute a default under (or constitute any event which with notice, lapse of time or both would constitute a breach of, or default under), any provision of the charter or bylaws or trust agreement (as the case may be), of such Selling Shareholder or under any provision of any indenture, mortgage, deed of trust, bank loan or credit agreement, or other agreement or instrument to which such Selling

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     Shareholder is a party or by which such Selling Shareholder or any of its properties may be bound or affected or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to such Selling Shareholder.

               (g) No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the sale of the Shares contemplated hereby, other than registration of the Shares under the Act and any necessary qualifications under the federal securities or "blue sky" laws of the various jurisdictions in which the Shares are being offered by the Underwriters.

          5.   Certain Covenants of the Company.  The Company hereby agrees:
               --------------------------------

               (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect as long as required for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except for service of process with respect to the offering and sale of the Shares) or to subject itself to taxation in any such jurisdiction; promptly to advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose; and to use its best efforts to obtain the withdrawal of any order of suspension at the earliest practicable moment;

               (b) to make available in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus and documents incorporated by reference therein (or of the Prospectus as amended or supplemented if the Company shall have made any amendment or supplement thereto after the effective date of the Registration Statement), including any Term Sheet or Integrated Prospectus, as the Underwriters may reasonably request for the purposes contemplated by the Act;

               (c) to advise you promptly and (if requested by you) to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective and (ii) when the Prospectus, including any Term Sheet or Integrated Prospectus, is filed with the Commission pursuant to Rule 424(b) under the Act, if required under the Act (which the Company agrees to file in a timely manner under such Rule);

               (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or the Prospectus, including by filing any document that would be incorporated therein by reference, and to file no such amendment or supplement to which you shall reasonably object in writing;

               (e) for a period of thirty days following the date of the Prospectus or until the conclusion of the distribution of the Shares, whichever is sooner, to advise the Underwriters promptly of the happening of any event known to the Company that, in the reasonable judgment of the Company, would require the making of any change in the Prospectus then being used, or in the information incorporated therein by reference, so that the Prospectus, as then supplemented, would not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading and, during such time, promptly to prepare and furnish, at the Selling Shareholders' expense, to the Underwriters such amendments or supplements to such Prospectus as may be necessary to reflect any such change in such quantities as reasonably requested by the Underwriters, and to furnish to you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

               (f) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which need not be audited and which will satisfy the provisions of Section 11(a) of the Act including, at the option of the Company, Rule 158) covering a period of at least 12 months beginning after the effective date of the Registration Statement but ending not later than 15 months after the effective date of the Registration Statement, as soon as is reasonably practicable after the termination of such 12-month period; and

               (g) to furnish to you three signed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and a sufficient number of additional conformed copies of the foregoing (without exhibits) for distribution of a copy of each to the other Underwriters.

          6.   Certain Covenants of the Selling Shareholders.
               ---------------------------------------------

               Each Selling Shareholder, severally, and not jointly, agrees with each Underwriter and the Company that;

               (a) such Selling Shareholder will not offer, pledge, sell, contract to sell, grant any option to purchase, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or warrants or other rights to purchase Common Stock except for the sales to you pursuant to this Agreement and the International Underwriting Agreement, for a period commencing on the date hereof and continuing for 90 days after the date of the Prospectus, without the prior written consent of Dillon, Read & Co. Inc. and Lazard Freres & Co. LLC; and

               (b) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is otherwise terminated, each Selling Shareholder shall be severally, and not jointly, liable (in proportion to the number of shares of Common Stock set forth opposite such Selling Shareholder's name in Schedule B hereto) to pay (A) all expenses, fees and taxes (other than fees and disbursements of your counsel except as set forth under clause (iii) below) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus (including any Term Sheet or

     Integrated Prospectus) and any amendment or supplement thereto, and the printing and furnishing of copies of each thereof to you and to dealers (including the costs of mailing and shipment) as may be reasonably requested for use in connection with the offer and sale of the Shares, (ii) the sale and delivery of the Shares, including any transfer taxes payable in connection with the transfer of the Shares to the Underwriters and fees and expenses of Mellon Bank N.A. and the Company's transfer agent and registrar, (iii) the qualification of the Shares for offering and sale under state laws as aforesaid (including legal fees and filing fees and other disbursements of your counsel in connection therewith and the preparation of blue sky surveys) and the printing and furnishing of copies of any blue sky surveys to you and to dealers, (iv) any filing for review of the public offering of the Shares by the National Association of Securities Dealers, Inc., (v) the "road show" presentation to potential investors, and (vi) all other expenses incident to the performance of the Company's and the Selling Shareholders' other obligations hereunder, including the fees and disbursements of the Company's counsel and accountants and the Selling Shareholders' counsel and (B) any other Registration Expenses as defined in the Agreement for the Registration of Stock.

          7.   Reimbursement of Underwriters' Expenses.  If the Shares are not
               ---------------------------------------
delivered for any reason other than as a result of a (i) default by one or more of the Underwriters in its or their respective obligations hereunder or (ii) the occurrence of any event specified in the second paragraph of Section 9 hereof, the Selling Shareholders shall reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel reasonably incurred by them in connection with the offering of the Shares.

          8.   Conditions of Underwriters' Obligations.  The several obligations
               ---------------------------------------
of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders on the date hereof and at the time of purchase (and the several obligations of the Underwriters at the additional time of purchase are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders on the date hereof and at the time of purchase and at the additional time of purchase, as the case may be), the performance by each of the Company and the Selling Shareholders of its and their obligations hereunder and to the following conditions:

               (a) The Company shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Paul, Weiss, Rifkind, Wharton & Garrison, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form reasonably satisfactory to Davis Polk & Wardwell, counsel for the Underwriters, stating that:

               (i) the Registration Statement has become effective under the Act and, to the best of such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act;

               (ii) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

               (iii) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required to be obtained by the Company in connection with the sale of the Shares as contemplated hereby other than registration of the Shares under the Act (except such counsel need express no opinion as to any necessary qualification under the securities laws of any foreign country or the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or the rules and regulations of the National Association of Securities Dealers, Inc.);

               (iv) the statements (A) in the Prospectus under the captions "Description of Capital Stock" and (B) in the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

               (v) the Company is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended;

               (vi) the documents incorporated by reference in the Registration Statement and Prospectus, when they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), complied as to form in all material respects with the Exchange Act (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need express no opinion);

               (vii) the Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act; and

               (viii) nothing has come to the attention of such counsel that causes them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at all times up to and including the time of purchase contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or Prospectus).

          The opinion furnished pursuant to this Section 8(a) shall be subject to customary exceptions, assumptions and qualifications.

          (b) The Company shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Lawrence
     J. McCabe, Esq., Senior Vice President - General Counsel of the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form reasonably satisfactory to Davis Polk & Wardwell, counsel for the Underwriters, stating that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus and to execute and deliver this Agreement;

               (ii) each of the Company and the Material Subsidiaries is duly qualified or licensed to do business by, and is in good standing as a foreign corporation in, each jurisdiction where the nature of its business or the character of its properties makes such qualification necessary, except for such jurisdictions where the failure, individually or in the aggregate, to be so licensed or qualified would not be reasonably likely to have a material adverse effect on the Company and its subsidiaries taken as a whole; each of the Material Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with full power and authority to own its properties and conduct its business as described in the Registration Statement and Prospectus;

               (iii) the Registration Statement has become effective under the Act and, to the best of such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act;

               (iv) this Agreement has been duly authorized, executed and delivered by the Company;

               (v) the Shares have been duly authorized and validly issued and are fully paid, nonassessable and free of statutory and contractual preemptive rights;

               (vi) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

               (vii) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required to be obtained by the Company in connection with the sale of the Shares as contemplated hereby other than registration of the Shares under the Act (except such counsel need express no opinion as to any necessary qualification under the securities laws of any foreign country or the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or the rules and regulations of the National Association of Securities Dealers, Inc.);

               (viii) the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and will not conflict with, or result in any breach of, or constitute a default under (or constitute any event which with notice, lapse of time or both would constitute a breach of or default under), any provision of the charter or bylaws of the Company or any of the Material Subsidiaries, or under any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any of the Material Subsidiaries is a party or by which the Company or any of the Material Subsidiaries or their properties are bound or affected that is material to the Company and its subsidiaries as a whole, or under federal law or the laws of the Commonwealth of Pennsylvania, or under any other state, local or foreign law, regulation or rule of which such counsel has been made specifically aware or which such counsel has been advised in writing (by counsel authorized to practice law in the relevant jurisdiction) is so applicable, or any decree, judgment or order known by such counsel to be applicable to the Company or any of the Material Subsidiaries;

               (ix) all contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed;

               (x) the statements (A) in the Prospectus under the captions "Description of Capital Stock" and (B) in the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

               (xi) after due inquiry, such counsel does not know of any action, suit or proceeding pending or threatened in writing against the Company or any of the Material Subsidiaries or any of their properties, at law or in equity, or before or by any federal, state, local or governmental or regulatory commission, board, body, authority or agency that would be reasonably likely to result in a judgment or decree that would have a material adverse effect on the Company and its subsidiaries taken as a whole or that is required to be described in the Registration Statement or the Prospectus and is not so described;

               (xii) the documents incorporated by reference in the Registration Statement and Prospectus, when they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), complied as to form in all material respects with the Exchange Act (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need express no opinion);

               (xiii) the Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act; and

               (xiv) nothing has come to the attention of such counsel that causes him to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at all times up to and including the time of purchase contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or Prospectus).

          The opinion furnished pursuant to this Section 8(b) shall be subject to customary exceptions, assumptions and qualifications.

          (c) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Dewey Ballantine, counsel to the Selling Shareholders, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Davis Polk & Wardwell, counsel for the Underwriters, stating that:

               (i) the Irrevocable Instruction has been duly executed and delivered by each of the Selling Shareholders; the Irrevocable Instruction is a legal, valid and binding irrevocable instruction of each of the Selling Shareholders authorizing Mellon Bank, N.A. to deliver the Shares immediately upon receipt of payment for the Shares pursuant hereto, which irrevocable instruction is enforceable in accordance with its terms, except, as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity, whether considered in a proceeding in equity or law;

               (ii) each of the Selling Shareholders has full legal right, power and capacity, and to the best of such counsel's knowledge has obtained any authorization or approval required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions and the rules and regulations of the National Association of Securities Dealers, Inc.), to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder in the manner provided in this Agreement;

               (iii) upon receipt of payment by the Selling Shareholders and delivery of the Shares to be sold by the Selling Shareholders pursuant hereto, title thereto will pass to the Underwriters severally, free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title, assuming the Underwriters purchased such Shares for value in good faith without notice of any adverse claim;

               (iv) to the best of such counsel's knowledge, the execution, delivery and performance of this Agreement and the Irrevocable Instruction and the consummation of the transactions contemplated hereby and thereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of, or default under), any provision of the charter or bylaws or trust agreement, as the case may be of such Selling Shareholder or under any provision of any indenture, mortgage, deed of trust, bank loan or credit agreement, or other agreement or instrument to which such Selling Shareholder or by which such Selling Shareholder or any of its properties may be bound or affected or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to such Selling Shareholder;

               (v) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the sale of the Shares as contemplated hereby other than registration of the Shares under the Act (except such counsel need express no opinion as to any necessary qualification under the securities laws of any foreign country or the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters and the rules and regulations of the National Association of Securities Dealers, Inc.); and

               (vi) the statements in the Prospectus under the caption "Selling Shareholders" in so far as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein.

          In rendering such opinion Dewey Ballantine may, to the extent that the laws of the Commonwealth of Pennsylvania are relevant to such opinion, with your approval rely on an opinion of Pennsylvania counsel reasonably satisfactory to you. The opinion furnished pursuant to this Section 8(c) shall be subject to customary exceptions, assumptions and qualifications.

               (d) You shall have received from Coopers & Lybrand L.L.P. and Arthur Andersen LLP letters dated, respectively, the date of this Agreement and the time of purchase and additional time of purchase, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms presented upon execution of this Agreement.

               (e) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Davis Polk & Wardwell and dated the time of purchase or the additional time of purchase, as the case may be, in form and substance satisfactory to you.

               (f) No amendment or supplement to the Registration Statement or the Prospectus, including documents deemed to be incorporated by reference therein and any Term Sheet or Integrated Prospectus, shall be filed prior to the time the Registration Statement becomes effective, to which you shall have reasonably objected in writing.

               (g) The Registration Statement shall become effective at or before 5:00 P.M., New York City time, on the date of this Agreement and, if Rule 430A or Rule 434 under the Act is used, the Prospectus including any Term Sheet constituting a part thereof, shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:00 P.M., New York City time, on the second full business day after the date of this Agreement; provided, however, that any Integrated Prospectus shall have
                --------  -------
     been filed on or prior to the date on which a confirmation is sent or given;

               (h) Prior to the time of purchase or the additional time of purchase, as the case may be: (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act;
     (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
     (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (i) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, there has not been (i) any material and adverse change, present or prospective, in the properties, assets, operations, business or condition of the Company and its subsidiaries taken as a whole, other than as described in the Registration Statement and the Prospectus or incorporated therein by reference, (ii) any transaction that is material to the Company and its subsidiaries taken as a whole contemplated or entered into by the Company or any of its subsidiaries, other than as described in the Registration Statement and the Prospectus, or (iii) any obligation, contingent or otherwise, directly or indirectly, incurred by the Company or any of its subsidiaries that is material to the Company and its subsidiaries taken as a whole, other than as described in the Registration Statement and the Prospectus.

               (j) The Company, at the time of purchase or additional time of purchase, as the case may be, will deliver to you a certificate of two of its executive officers to the effect that the representations and warranties of the Company set forth in this Agreement are true and correct as of each such date and the conditions set forth in Section 8(h) and
     Section 8(i) have been met.

               (k) The Company and the Selling Shareholders shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement or the

     Prospectus as of the time of purchase and the additional time of purchase, as the case may be, as you reasonably may request.

               (l) The Company and the Selling Shareholders shall have performed such of their respective obligations under this Agreement as are to be performed by the terms hereof at or before the time of purchase and at or before the additional time of purchase, as the case may be, and the closing of the purchase and sale of the International Shares shall occur concurrently with the closing of the purchase and sale of the Shares hereunder.

          9.   Effective Date of Agreement; Termination.  This Agreement shall
               ----------------------------------------
become effective (i) if neither Rule 430A nor Rule 434 under the Act is used, when you shall have received notification of the effectiveness of the Registration Statement, or (ii) if either Rule 430A or Rule 434 under the Act is used, when the parties hereto have executed and delivered this Agreement.

          The obligations of the several Underwriters hereunder shall be subject to termination in your absolute discretion if, at any time prior to the time of purchase or, with respect to the purchase of any Additional Shares, the additional time of purchase, as the case may be, trading in securities generally on the New York Stock Exchange shall have been suspended or minimum prices shall have been established on the New York Stock Exchange, or if a general banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in your judgment makes it impracticable to market the Shares or the International Shares.

          If you elect to terminate this Agreement as provided in this Section 9, the Company, the Selling Shareholders and each other Underwriter shall be notified promptly by written notice transmitted by facsimile and confirmed by written notice sent by registered mail, return receipt requested.

          If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Shareholders, as the case may be, shall be unable to comply with any of the terms of this Agreement, neither the Company nor the Selling Shareholders shall be under any obligation or liability under this Agreement (except to the extent provided in Sections 6(b), 7 and 11), and the Underwriters shall be under no obligation or liability to the Company and the Selling Shareholders under this Agreement (except to the extent provided in Section 11).

          10.  Increase in Underwriters' Commitments.  If any Underwriter shall
               -------------------------------------
default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate principal amount of Firm Shares they are obligated to purchase pursuant to Section 1) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

          Without relieving any defaulting Underwriter from its obligations hereunder, the Selling Shareholders agree with the non-defaulting Underwriters that they will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted underwriters selected by you with the approval of the Selling Shareholders or selected by the Selling Shareholders with your approval).

          If a new Underwriter or Underwriters are substituted by the Underwriters or by the Selling Shareholders for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Selling Shareholders or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary change in the Registration Statement and the Prospectus and other documents may be effected.

          The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 10 with like effect as if such substituted Underwriter had originally been named in Schedule A.

          11.  Indemnity by the Company, the Selling Shareholders and the
               ----------------------------------------------------------
Underwriters.
------------

               (a) The Company agrees to indemnify, defend and hold harmless each Underwriter, each person that controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and each Underwriter's agents, employees, officers and directors and the agents, employees, officers and directors of any such controlling person (collectively, the "Underwriter indemnified parties") from and against any and all losses, claims, damages, judgments, liabilities and expenses (including the reasonable fees and expenses of counsel and other expenses in connection with investigating, defending or settling any such action or claim) which, jointly or severally, any Underwriter indemnified party may incur as they are incurred (and regardless of whether such Underwriter indemnified party is a party to the litigation, if any) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, judgments, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission based upon and in conformity with (i) information with respect to any Underwriter furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use therein with reference to such Underwriter or (ii) information with respect to any Selling Shareholder furnished in writing by any Selling Shareholder to the Company expressly for use therein with reference to such Selling Shareholder and provided that the Company shall not be liable to any Underwriter or any person that controls such Underwriter or such Underwriter's agents, employees, officers or directors (or the agents, employees, officers or directors of any such controlling person) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage, judgment, liability or expense results from the fact that such Underwriter sold shares to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter and the loss, claims, damage, judgment, liability or expense of such Underwriter results from an untrue statement or omission of a material fact contained in, or omitted from, the Preliminary Prospectus which was corrected in the Prospectus (excluding documents incorporated by reference). This indemnity agreement will be in addition to any liability the Company otherwise may have.

               (b) Each Selling Shareholder, severally and not jointly agrees to indemnify, defend and hold harmless each Underwriter indemnified party from and against any and all losses, claims, damages, judgments, liabilities and expenses (including the fees and expenses of counsel and other expenses reasonably incurred in connection with investigating, defending or settling any such action or claim) which, jointly or severally, any Underwriter indemnified party may incur as they are incurred (and regardless of whether such Underwriter indemnified party is a party to the litigation, if any) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such losses, claims, damages, judgments, liabilities or expenses arise out of, or are based upon and in conformity with information with respect to such Selling Shareholder furnished in writing by such Selling Shareholder to the Company expressly for use therein with reference to such Selling Shareholder; provided, however, that such Selling Shareholder shall not be liable under
     --------  -------
     this Section 11 in an amount exceeding the total price at which the Shares and the International Shares sold by such Selling Shareholder were offered to the public. This indemnity agreement will be in addition to any liability the Selling Shareholders otherwise may have.

               (c) If any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any Underwriter indemnified party, with respect to which indemnity may be sought against the Company or the Selling Shareholders, as the case may be, pursuant to this Section 11, such Underwriter indemnified party shall promptly notify the Company or each Selling Shareholder, as the case may be, in writing, and the Company or the Selling Shareholders shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Underwriter indemnified party and payment of all fees and expenses; provided that the omission to notify the Company or the
                   --------
     Selling Shareholders shall not relieve them from any liability that they may have to any Underwriter indemnified party except to the extent that failure to give timely notice shall prejudice materially the defense of, or otherwise materially impair the indemnifying party's ability effectively to deal with, such action or proceeding. An Underwriter indemnified party shall have the right to employ separate counsel in any such action or proceeding and to assume the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter indemnified party unless (i) the employment of such counsel has been authorized in writing by the Company or the Selling Shareholders, as the case may be, (ii) the Company or the Selling Shareholders, as the case may be, have failed promptly to assume the defense and employ counsel satisfactory to the Underwriter indemnified party or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Underwriter indemnified party and the Company or the Selling Shareholders, as the case may be, and such Underwriter indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the Company or the Selling Shareholders (in which case the Company or the Selling Shareholders shall not have the right to assume the defense of such action on behalf of such Underwriter indemnified party), in any of which events such fees and expenses shall be borne by the Company or the Selling Shareholders, as the case may be, and reimbursed as they are incurred. It is understood, however, that the Company or the Selling Shareholders shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriter indemnified parties, which firm shall be designated in writing by Dillon,

     Read & Co. Inc. and Lazard Freres & Co. LLC, and that all such fees and expenses shall be reimbursed as they are incurred. None of the Company or the Selling Shareholders shall be liable for any settlement of any such action effected without the written consent of the Company or the Selling Shareholders, as the case may be (which consent shall not be unreasonably withheld or delayed), but if settled with the written consent of the Company or the Selling Shareholders, as the case may be, or if there is a final judgment with respect thereto, the Company or the Selling Shareholders, as the case may be, agree to indemnify and hold harmless each Underwriter indemnified party from and against any loss or liability by reason of such settlement or judgment.

               (d) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, and any person that controls the Company within the meaning of
     Section 15 of the Act or Section 20 of the Exchange Act (collectively, the "Company indemnified parties") and each Selling Shareholder and any person that controls such Selling Shareholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, the "Selling Shareholder indemnified parties")to the same extent as the foregoing indemnity from the Company and the Selling Shareholders to the Underwriter indemnified parties, but only with respect to information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use with respect to such Underwriter in the Registration Statement, any Preliminary Prospectus or the Prospectus. In case any action shall be brought against any Company indemnified party or any Selling Shareholder indemnified party based on the Registration Statement, any Preliminary Prospectus or the Prospectus and in respect of which indemnity may be sought against any Underwriter pursuant to this Section 11(d), such Underwriter shall have the rights and duties given to the Company and the Selling Shareholders by Section 11(c) (except that if the Company or the Selling Shareholders shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, provided that the fees and expenses of such separate counsel shall be at
     --------
     the expense of such Underwriter), and the Company indemnified parties and the Selling Shareholder indemnified parties shall have the rights and duties given to the Underwriter indemnified parties by Section 11(c).

               (e) If the indemnification provided for in this Section 11 is unavailable to or insufficient to hold harmless any Underwriter indemnified party or any Company indemnified party or any Selling Shareholder indemnified party, then the party required to indemnify such indemnified party under this Section 11, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, judgments, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, by the Selling Shareholders or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, judgments, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

               The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
     Section 11(e) were determined by pro rata allocation or by any other method of allocation (even if the Underwriters were treated as one entity for such purpose) that does not take account of the equitable considerations referred to in this Section 11(e). Notwithstanding the provisions of this
     Section 11(e), no Underwriter indemnified party shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter indemnified party and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter indemnified party otherwise has been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and are not joint.

               The statements under the caption "Underwriting" in the Prospectus, the last paragraph on the cover page of the Prospectus and the first paragraph on the third page of the Prospectus (to the extent such statements relate to an Underwriter) constitute the only information furnished to the Company in writing by such Underwriter expressly for use in the Registration statement, any Preliminary Prospectus or the Prospectus.

               (f) The indemnity and contribution agreements contained in this
     Section 11 and the representations, warranties and covenants of the Company and the Selling Shareholders contained in this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter indemnified party or by or on behalf of any Company indemnified party or any Selling Shareholder indemnified party, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. Subject to the provisions of Section 11(c) and Section 11(d), the Company, each

     Selling Shareholder and each Underwriter agree promptly to notify the other of the commencement of any litigation or proceeding against it in connection with the issuance and sale of the Shares or in connection with the Registration Statement or the Prospectus.

          12.  Notices.  Except as otherwise herein provided, all statements,
               -------
requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to Dillon, Read & Co. Inc., 535 Madison Avenue, New York, New York 10022,
Attention: Syndicate Department; and Lazard Freres & Co. LLC, One Rockefeller Plaza, New York, New York 10020, Attention: Syndicate Department and if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 600 Grant Street, Pittsburgh, PA 15219,
Attention: Lawrence J. McCabe, Esq., Senior Vice President - General Counsel; and if to the Selling Shareholders, shall be sufficient in all respects, if delivered or sent to Dewey Ballantine, 1301 Avenue of the Americas, New York, New York Attention: Paul J. Bschorr, Esq.

          13.  Construction.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
               ------------
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE SECTION HEADINGS IN THIS AGREEMENT HAVE BEEN INSERTED AS A MATTER OF CONVENIENCE OF REFERENCE AND ARE NOT A PART OF THIS AGREEMENT.

          14.  Parties at Interest.  The agreement herein set forth has been and
               -------------------
is made solely for the benefit of the Underwriters, the Company, the Selling Shareholders, the Underwriter indemnified parties, the Company indemnified parties and the Selling Shareholder indemnified parties, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

          15.  Counterparts.  This Agreement may be signed by the parties in
               ------------
counterparts which together shall constitute one and the same agreement among the parties.

          If the foregoing correctly sets forth the understanding among the Company, the Selling Shareholders and the Underwriters, please so indicate in the space provided below for such purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company, the Selling Shareholders and the Underwriters, severally.

                                        Very truly yours,

                                        H.J. HEINZ COMPANY



                                        By: ________________________
                                        Name:
                                        Title:


                                        HOWARD HEINZ ENDOWMENT
                                        HEINZ FAMILY FOUNDATION

                                        By: ________________________
                                        Name: Teresa Heinz
                                        Title: Chief Executive Officer


                                        VIRA I. HEINZ ENDOWMENT


                                        By: ________________________
                                        Name:  William H. Rea
                                        Title: Director


                                        H. JOHN HEINZ III REVOCABLE
                                         TRUST NO. 1
                                        H. JOHN HEINZ DESCENDANTS'
                                         TRUST (NO. 1)
                                        H.J. HEINZ II FAMILY TRUST
                                        H.J. HEINZ II CHARITABLE AND
                                         FAMILY TRUST


                                        By: ________________________
                                        Name: Teresa Heinz
                                        Title: Trustee

Accepted and agreed to as of
  the date first above written,
  on behalf of themselves
  and the other several
  Underwriters named in
  Schedule A


DILLON, READ & CO. INC.
LAZARD FRERES & CO. LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED


BY: DILLON, READ & CO. INC.


By: ________________________
Name:
Title:


BY: LAZARD FRERES & CO. LLC


By: ________________________
Name:
Title:

                                   SCHEDULE A



                                                            Number of
Underwriters                                               Firm Shares
------------                                               -----------

Dillon, Read & Co. Inc. . . . . . . . . . . . . . . . .

Lazard Freres & Co. LLC . . . . . . . . . . . . . . . .

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated. . . . . . . . . . . . . . . .











                                                           ----------
Total                                                      10,200,000

                                   Schedule B



                                Number of Firm       Number of Additional
Name                           Shares to be Sold      Shares to be Sold

Howard Heinz Endowment                                     960,000

Vira I. Heinz                                              480,000
Endowment

Heinz Family                                                50,000
Foundation

H. John Heinz III                                          222,500
Revocable Trust No. 1

H. John Heinz III                                             *
Descendants' Trust
(No. 1)

H.J. Heinz II Family                                       100,000
Trust

H.J. Heinz II                                              100,000
Charitable and Family
Trust

                                  ==========             =========
                                  10,200,000             1,912,500

                                    ANNEX I


Material Subsidiaries
---------------------

Ore-Ida Foods, Inc.

Star-Kist Foods, Inc.

Weight Watchers International, Inc.

Weight Watchers Food Company

Portion Pac, Inc.